                                                                    EXHIBIT 24.1

                              POWER OF ATTORNEY

                            ALDERWOODS GROUP, INC.

     The undersigned director and/or officer of Alderwoods Group, Inc., a Delaware corporation, hereby constitutes and appoints Bradley D. Stam and Kenneth A. Sloan, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned a registration statement on Form S-1, or other appropriate form, to be filed in respect of the Company's obligation to file a shelf registration statement under the Debt Registration Rights Agreement dated January 2, 2002 and the Equity Registration Rights Agreement dated January 2, 2002 and to sign any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person or persons executing it:

     Executed as of this 25th day of March, 2002.

------------------------------          ------------------------------
John S. Lacey                           Paul A. Houston
Chairman of the Board                   Director, President and Chief Executive
                                        Officer (Principal Executive Officer)

------------------------------          ------------------------------
William R. Riedl                        Lloyd E. Campbell
Director                                Director

------------------------------          ------------------------------
Anthony G. Eames                        Charles M. Elson
Director                                Director

------------------------------          ------------------------------
David Hilty                             Olivia Kirtley
Director                                Director


/s/ W. MACDONALD SNOW
------------------------------
W. MacDonald Snow
Director

                              POWER OF ATTORNEY

                            ALDERWOODS GROUP, INC.

     The undersigned director and/or officer of Alderwoods Group, Inc., a Delaware corporation, hereby constitutes and appoints Bradley D. Stam and Kenneth A. Sloan, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned a registration statement on Form S-1, or other appropriate form, to be filed in respect of the Company's obligation to file a shelf registration statement under the Debt Registration Rights Agreement dated January 2, 2002 and the Equity Registration Rights Agreement dated January 2, 2002 and to sign any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person or persons executing it:

     Executed as of this 26th day of March, 2002.

------------------------------          ------------------------------
John S. Lacey                           Paul A. Houston
Chairman of the Board                   Director, President and Chief Executive
                                        Officer (Principal Executive Officer)

------------------------------          ------------------------------
William R. Riedl                        Lloyd E. Campbell
Director                                Director

/s/ ANTHONY G. EAMES
------------------------------          ------------------------------
Anthony G. Eames                        Charles M. Elson
Director                                Director

------------------------------          ------------------------------
David Hilty                             Olivia Kirtley
Director                                Director


------------------------------
W. MacDonald Snow
Director

                              POWER OF ATTORNEY

                            ALDERWOODS GROUP, INC.

     The undersigned director and/or officer of Alderwoods Group, Inc., a Delaware corporation, hereby constitutes and appoints Bradley D. Stam and Kenneth A. Sloan, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned a registration statement on Form S-1, or other appropriate form, to be filed in respect of the Company's obligation to file a shelf registration statement under the Debt Registration Rights Agreement dated January 2, 2002 and the Equity Registration Rights Agreement dated January 2, 2002 and to sign any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person or persons executing it:

     Executed as of this 26th day of March, 2002.

------------------------------          ------------------------------
John S. Lacey                           Paul A. Houston
Chairman of the Board                   Director, President and Chief Executive
                                        Officer (Principal Executive Officer)

------------------------------          ------------------------------
William R. Riedl                        Lloyd E. Campbell
Director                                Director

                                        /s/ CHARLES M. ELSON
------------------------------          ------------------------------
Anthony G. Eames                        Charles M. Elson
Director                                Director

------------------------------          ------------------------------
David Hilty                             Olivia Kirtley
Director                                Director

------------------------------
W. MacDonald Snow
Director

                              POWER OF ATTORNEY

                              ALDERWOODS GROUP, INC.

     The undersigned director and/or officer of Alderwoods Group, Inc., a Delaware corporation, hereby constitutes and appoints Bradley D. Stam and Kenneth A. Sloan, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned a registration statement on Form S-1, or other appropriate form, to be filed in respect of the Company's obligation to file a shelf registration statement under the Debt Registration Rights Agreement dated January 2, 2002 and the Equity Registration Rights Agreement dated January 2, 2002 and to sign any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person or persons executing it:

     Executed as of this 25th day of March, 2002.

------------------------------          ------------------------------
John S. Lacey                           Paul A. Houston
Chairman of the Board                   Director, President and Chief Executive
                                        Officer (Principal Executive Officer)

/s/ WILLIAM R. RIEDL
------------------------------          ------------------------------
William R. Riedl                        Lloyd E. Campbell
Director                                Director

------------------------------          ------------------------------
Anthony G. Eames                        Charles M. Elson
Director                                Director

------------------------------          ------------------------------
David Hilty                             Olivia Kirtley
Director                                Director


------------------------------
W. MacDonald Snow
Director

                              POWER OF ATTORNEY

                            ALDERWOODS GROUP, INC.

     The undersigned director and/or officer of Alderwoods Group, Inc., a Delaware corporation, hereby constitutes and appoints Bradley D. Stam and Kenneth A. Sloan, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned a registration statement on Form S-1, or other appropriate form, to be filed in respect of the Company's obligation to file a shelf registration statement under the Debt Registration Rights Agreement dated January 2, 2002 and the Equity Registration Rights Agreement dated January 2, 2002 and to sign any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person or persons executing it:

     Executed as of this 28th day of March, 2002.

------------------------------          ------------------------------
John S. Lacey                           Paul A. Houston
Chairman of the Board                   Director, President and Chief Executive
                                        Officer (Principal Executive Officer)

------------------------------          ------------------------------
William R. Riedl                        Lloyd E. Campbell
Director                                Director

------------------------------          ------------------------------
Anthony G. Eames                        Charles M. Elson
Director                                Director

/s/ DAVID HILTY
------------------------------          ------------------------------
David Hilty                             Olivia Kirtley
Director                                Director


------------------------------
W. MacDonald Snow
Director

                              POWER OF ATTORNEY

                            ALDERWOODS GROUP, INC.

     The undersigned director and/or officer of Alderwoods Group, Inc., a Delaware corporation, hereby constitutes and appoints Bradley D. Stam and Kenneth A. Sloan, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned a registration statement on Form S-1, or other appropriate form, to be filed in respect of the Company's obligation to file a shelf registration statement under the Debt Registration Rights Agreement dated January 2, 2002 and the Equity Registration Rights Agreement dated January 2, 2002 and to sign any and all amendments to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person or persons executing it:

     Executed as of this 25th day of March, 2002.

------------------------------          ------------------------------
John S. Lacey                           Paul A. Houston
Chairman of the Board                   Director, President and Chief Executive
                                        Officer (Principal Executive Officer)

------------------------------          ------------------------------
William R. Riedl                        Lloyd E. Campbell
Director                                Director

------------------------------          ------------------------------
Anthony G. Eames                        Charles M. Elson
Director                                Director

                                        /s/ OLIVIA KIRTLEY
------------------------------          ------------------------------
David Hilty                             Olivia Kirtley
Director                                Director


------------------------------
W. MacDonald Snow
Director